Exhibit 99.1

BETTER BY DESIGN Investor Presentation Fiscal Year End, 2006

Forward Looking Statements Certain written and oral statements in this presentation constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward- looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Craftmade International, Inc. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors are discussed in more detail in the company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Management Presenters Jimmy Ridings Chairman and Chief Executive Officer J. Marcus Scrudder Chief Financial Officer BETTER BY DESIGN

Company Overview Designer, distributor and marketer of premium ceiling fans, lighting products, door chimes and pushbuttons, ventilation systems, outdoor lighting and related accessories Industries served include home improvement, construction and upscale commercial Premiere distribution channels: Craftmade Segment Lighting and Specialty Showrooms: Network of over 1,800 specialty retailers and electrical wholesalers through a national sales organization of more than 65 independent sales representatives Other Independent Showrooms, including electrical distributors, and home and garden centers TSI Segment: Primary customer base is mass retailers Includes 50%-owned subsidiary (Design Trends) Innovative product and merchandising systems leader BETTER BY DESIGN

Craftmade Operating Segment Independent Showroom Channel Market penetration with over 1,800 out of 5,000 showrooms Superior quality Lowest return rate in industry Strategic alliances with key international suppliers exclusive to Craftmade Innovative product line Design mix Product reliability Strong industry relationships Showroom network with franchise concept Sell-through opportunities Logistics Management BETTER BY DESIGN

TSI Operating Segment Mass Retail Channel Fully and partially owned subsidiaries Fully owned distribution outdoor lighting Fan and lamp accessories Design Trends is a 50% owned subsidiary specializing in portable lamps for Mass Merchandise customers Customers include Lowe's, Bed Bath & Beyond, Fred Meyer, Orchard Supply and Wal-Mart Provide innovative and desirable consumer products Logistics Management BETTER BY DESIGN

Net Sales and Income Breakdown Operational Segments Craftmade TSI (Home Centers) 5% TSI Segment Market 62902 55152 BETTER BY DESIGN Craftmade TSI (Home Centers) 5% TSI Segment Market 69 31 Net Sales* Net Income* *Fiscal Year Ending June 30, 2006

Logistics Management Operational efficiencies 378,000 ft2 warehouse Over 10,000 SKU's 99% Fill Rate JIT = 24-to-48 hr. shipping Supply chain visibility Complete tracking from order placement through delivery E-Business and E-Commerce capabilities Daily monitoring of operational statistics Profitability Fill rate Backlog Precise cost management systems BETTER BY DESIGN

Growth Strategy Expand showroom network from 1,865 to 2,200 New product development Indoor/Outdoor Lighting Home Decor Cross-over product lines between mass merchandisers and independents Seek international market opportunities Selective acquisitions BETTER BY DESIGN

Selective Acquisition Criteria Rigorous criteria and valuation process Complementary to existing distribution channels Innovative product offerings Immediately accretive to earnings Must align with our Strategic Plan Historical Acquisitions TSI 1998 Teiber Lighting 2005 Marketing Impressions 2006 BETTER BY DESIGN

Product Offering BETTER BY DESIGN

Decorative Fans BETTER BY DESIGN

Lighting Products BETTER BY DESIGN

Teiber Lighting Showroom Offering 2005 acquisition of importer and distributor Light bulbs Door Chimes Push buttons Smoke Detectors Bathroom Ventilation units Over 2,000 SKU's Expanded product offering to existing showroom customers to increase customer base from 350 customers at the time of the acquisition Focus on helping distributors market common items and making historically commodity items become fashion forward

Teiber Lighting Showroom Offering Distributor of Sylvania and Teiber branded Bulbs Strategic Marketing Programs focused on independents Upgrading Bathroom Ventilation to decorative ventilation Upgraded door chimes to real-wood chime covers Over 75 pushbuttons SKU's

Product Innovation Home Decor - Cornice Collection BETTER BY DESIGN Decorative architectural accents in customizable finishes

Product Innovation Home Decor - Cornice collection Do-It-Yourself Concept Lightweight and Durable BETTER BY DESIGN

Product Innovation Home Decor - Cornice Collection Currently in 295 Lowe's locations throughout the United States Opportunities in independent retail and mass merchandiser sales channels (70%/30% respectively) April 2006 launch - Window Covering Expo Strong initial interest BETTER BY DESIGN

BETTER BY DESIGN Financial Highlights -Marcus Scrudder-

Consolidated Operating Highlights For the fiscal year ending June 30, (in thousands, except percentage and per share data) 2006 2005 Net sales $118.0 $118.8 Gross profit 35.5 35.4 Margin % 30.0% 29.8% SG&A 19.9 20.5 As a % of Net Sales 16.9% 17.3% Total Expenses 20.5 21.1 Income before income taxes & minority interest exp. 13.8 13.3 Minority Interest expense 3.4 3.8 Provision for income taxes 3.7 3.1 Net income 7.1 6.4 Growth (%) 10.9% Diluted earnings per common share 1.36 1.26 Growth (%) 7.9% Cash dividend declared per common share 0.48 0.40 Diluted common shares outstanding 5.2 5.1 BETTER BY DESIGN

Operating Segment Highlights Fiscal Year Ending June 30, 2006 (in thousands, except percentage data) Craftmade TSI 2006 2005 2006 2005 Net Sales $62.9 $55.6 $55.1 $63.1 (Yr/Yr Growth %) 13.1% (12.7%) Gross Profit $22.5 $20.3 $12.9 $15.1 (% of Net Sales) 35.8% 36.5% 23.4% 24.0% SG&A $13.4 $13.4 $ 6.4 $ 7.1 (% of Net Sales) 21.4% 24.0% 11.7% 11.3% Net Income $ 4.9 $ 3.5 $ 2.2 $ 2.9 BETTER BY DESIGN

Balance Sheet Highlights (in thousands) June 30, June 30, 2006 2005 Current assets $45,291 $50,595 Total assets $65,061 $70,815 Current liabilities $15,020 $39,714 Long-term debt $16,204 $ 1,551 Total Liabilities $32,362 $42,351 Shareholders' equity $29,037 $24,373 BETTER BY DESIGN

1997 2000 2001 2002 2003 2004 2005 2006 9 mos. Ended 3/31/2006 REVENUES 39.523 85.5 93.5 106.5 109 121.2 118.8 118 85.9 BETTER BY DESIGN Sales History

1997 2000 2001 2002 2003 2004 2005 2006 9 mos. Ended 3/31/2006 Net Income 39.523 85.5 93.5 6.1 6.8 7.6 6.4 4.4 5.2 EBITDA adjusted for MI 12.1 12.5 13.6 11.1 12.1 8.1 Minority Interest 4.2 4.2 3.7 3.8 3.4 2.4 BETTER BY DESIGN EBITDA *2005 Expenses include $1.7MM increase from prior year due to FIN 46 analysis and expenses related to initial compliance with Section 404 of the Sarbanes-Oxley Act

2000 2001 2002 2003 2004 2005 2006 9 mos. Ended 3/31/2006 EPS 0.63 0.79 1.03 1.23 1.42 1.26 1.36 0.99 BETTER BY DESIGN Diluted Earnings Per Share

2000 2001 2002 2003 2004 2005 2006 Equity 0.25 0.26 0.27 0.33 0.42 0.26 0.25 BETTER BY DESIGN Return on Equity Footnote: 1) Since March 1999, Craftmade has repurchased 2.8 million shares of CRFT stock.

BETTER BY DESIGN Investment Summary -Jimmy Ridings-

Investment Summary Financial Strength Reduced overhead provides strong incremental profit growth Relationships in multiple Asian countries to minimize manufacturing costs Premiere distribution channels Mass merchandisers Specialty retailers Advantages in quality, service and relationships Innovative product and merchandising systems leader BETTER BY DESIGN

BETTER BY DESIGN